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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1998

                    Healthdyne Information Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

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
         Georgia                        0-270576               58-2112366
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)
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             1850 Parkway Place, Suite 1100, Marietta, Georgia 30067
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               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (770) 423-8450
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          (Former name or former address, if changed since last report)


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ITEM 7.  EXHIBITS

On March 24, 1998, Healthdyne Information Enterprises, Inc. (the "Company") filed via EDGAR its Report on Form 10-K for the period ended December 31, 1997, complete with Exhibit 27, Financial Data Schedule for the period, reported in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

Pursuant to the requirements of Item 601(c) (2) (iii) of Regulation S-K, the Company hereby submits its Restated Financial Data Schedules setting forth the restated information related to the change in accounting principles referred to above for each affected period, not each previously reported unaffected period, during the latest three fiscal years and interim periods of the latest two fiscal years.

                  Exhibit  Description

                  27.1 Restated Financial Data Schedule, restated in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" for the nine-month period ended September 30, 1996.

                  27.2 Restated Financial Data Schedule, restated in compliance with Statement of Financial Accounting Standards No. 128, "Earnings per Share" for the fiscal year ended December 31, 1996.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Healthdyne Information Enterprises, Inc.

                                     By:     /s/ Joseph G. Bleser
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                                     Joseph G. Bleser
                                     Executive Vice President,
                                     Chief Financial Officer, Treasurer
                                     and Secretary
                                     (Duly authorized and principal
                                     financial officer)

Dated:   May 7, 1998


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                                  EXHIBIT INDEX


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Exhibit
Number                                  Description
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
27.1 Restated Financial Data Schedule, restated in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" for the nine-month period ended September 30, 1996. (for SEC use only)

27.2 Restated Financial Data Schedule, restated in compliance with Statement of Financial Accounting Standards No. 128, "Earnings per Share" for the fiscal year ended December 31, 1996. (for SEC use only)

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